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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      September 17, 1997
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                               ONGARD SYSTEMS, INC.
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              (Exact name of registrant as specified in its charter)

          Delaware                 ----------                 84-1149380
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 (State or other jurisdiction      (Commission               (IRS Employer
       of incorporation            File Number)            Identification No.)

                       40 Commerce Drive, Hauppauge, NY 11788
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                      (Address of principal executive offices)


Registrant's telephone number, including area code         (516) 231-8989
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             (Former name or former address, if changed since last report)


ITEM 5.

The registrant voluntarily suspended production at its Long Island facility as a result of a preliminary inspection which indicated an immediate need to correct certain safety violations. The Company has also conducted a review to determine the remedial actions required to reopen the facility and the costs to complete the repairs. However, because no revenues were being generated during the suspension and the Company's working capital had decreased, the Company is seeking additional equity financing to meet this and other requirements.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ONGARD SYSTEMS, INC.
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                                                      (Registrant)


Date   September 25, 1997                             /s/ Phil Kart
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                                                       (Signature)


                                          Phil B. Kart, Chief Financial Officer
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                                                       (Name/Title)